United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
July 1, 2006

Fidelity National Title Group, Inc.

(Exact name of Registrant as Specified in its Charter)

1-32630
(Commission File Number)

Delaware	86-0498599
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

601 Riverside Avenue
Jacksonville, Florida 32204

(Addresses of Principal Executive Offices)

(904) 854-8100
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURE

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On July 1, 2006, Robert M. Clements resigned from the Board of Directors of Fidelity National Title Group, Inc. (“FNT”) to join the Board of Directors of Fidelity National Information Services, Inc. (“FIS”), an affiliate of FNT. Mr. Clements is the Chairman and CEO of EverBank Financial Corp., the holding company for EverBank. Mr. Clements joined EverBank in 1994 and has served as the President and CEO of EverBank Financial Corporation since its formation in 1997. Prior to joining EverBank, Mr. Clements was a Vice President of Merrill Lynch & Co., where he was a member of the firm’s leveraged buyout group. Mr. Clements was elected to the Board of Directors of FNT in April 2006.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Title Group, Inc.
Date: July 6, 2006	By:	/s/ Anthony J. Park
Name: Anthony J. Park Title: Chief Financial Officer

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